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                           KEMPER FLOATING RATE FUND

                SUPPLEMENT TO THE PROSPECTUS DATED MAY 25, 1999

Kemper Distributors, Inc. ("KDI"), the Fund's distributor and administrative services provider, has agreed to reduce its administrative services fee and distribution fee, and Scudder Kemper Investments, Inc., the Fund's investment adviser (the "Adviser"), has agreed to reimburse the Fund for other operating expenses (including some organizational and offering expenses), to the extent necessary to allow the Fund to maintain a maximum expense ratio of 1.00% from August 1, 1999 through August 31, 1999. In addition, during this period, KDI and the Adviser may, in their discretion, reduce fees or reimburse Fund operating expenses in order to maintain an expense ratio of less than 1.00%. During this period, KDI may, out of its own assets, continue to compensate broker dealer firms or other service or administrative firms that provide services and facilities for their customers or clients who are investors in the Fund.

The following early withdrawal charge ("EWC") waiver category is added in the second paragraph under the heading "Offering of Shares-Class B Shares" on page 27 of the Prospectus:

The EWC will be waived for repurchases of shares held by shareholders whose broker or other financial service provider has waived receipt of its commission on the sale of the shares repurchased.

                 THE DATE OF THIS SUPPLEMENT IS AUGUST 1, 1999

KFRF-1C
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